--------------------------------------------------------------------------------

DELAFIELD                                600 FIFTH AVENUE, NEW YORK, N.Y. 10020
FUND, INC.                               (212) 830-5200

================================================================================


Dear Fellow Shareholders:

To those of you who received our January letter, this one will be repetitious but for the benefit of those who did not, we are reprinting it verbatim.

During the past quarter our Fund's asset value increased 7.5% versus an increase of 8.3% in the Standard & Poor's 500, each on a total return basis. The Fund's net asset value on December 31, 1996 was $13.49 per share, which is after taking into account three dividends paid on December 31st amounting to $1.92 per share. The dividends were composed of ordinary income of $.0873, short term capital gains of $.467, and a long term capital gains distribution of $1.3681 per share. For the year as a whole the Fund appreciated 26.35% versus an increase of 23% for the Standard & Poor's 500. At year-end our Fund was invested 72.1% in equities and had grown to $61,279,432.

We are pleased with the performance of the Fund this year especially in view of the large reserves which we have maintained. We expect to continue in this posture until either we discover new undervalued investment opportunities or there is a correction in the stock market allowing us to establish positions at more reasonable prices.

While we have been overly cautious we will remain so, as signs of Mr. Greenspan's "irrational exuberance" continue to multiply. Here are a few examples: in the first 11 months of 1996 there were $50 billion of initial public offerings, more than twice those in all of 1995; mergers/acquisitions amounted to $500 billion in the first nine months, 41% more than in all of 1995; and the flow to equity mutual funds amounted to $207 billion in the first 11 months versus $130 billion in all of 1995. Traditional market benchmarks are at all time highs: the value of stocks in relation to GDP is the highest ever; the Standard & Poor's 500 dividend yield is the lowest of this century; the Tobin Q ratio is the highest ever recorded; the S & P 500 book value ratio is at over 4, the highest ever; the value of stocks relative to house prices is up past previous peak levels; the number of hours worked to buy one unit of the S & P 500 is close to 60, a record; the number of active investment clubs has soared to a peak roughly six times that of 1980; and there are now many who trade the stock market for a living.

Many economists and stock market pundits believe that we are in a virtuous economic and political cycle which militates that investors be fully committed to common stocks over an extended period of time. Market timing has become a dirty word and there are many studies to prove that it is ineffectual, if not counterproductive. Nevertheless, over the years we have found that above-average investment performance comes more from stock selection more than it does from commitment to the stock market.

None of the above means that we believe that one should be mostly or entirely out of the stock market. Rather we think yellow flags are flying. Our investments seem well positioned and we look forward to seeing them prosper in the year ahead. If we have analyzed our holdings correctly, then there are reasons for each to perform well independently within the market. Still, we have lived through many market cycles from 1957 to present and this seems a time when it is wise to keep some powder dry. We always like to have cash available to buy our favorite investments when they decline due to some unforeseen event. As was pointed out in a recent issue of Barron's, there have been no extended and severe market declines since 1973.

On a macro basis we believe the economy's performance is now more intertwined with the stock market than ever before. A general feeling of well-being, derived from an increasing exposure to equities direct and indirect in a rising market, should buoy consumer expenditures despite some deterioration in creditworthiness. Industry remains in fighting trim. So we see no obvious pitfalls ahead, only a nagging feeling that "this is as good as it gets."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In late October we began to accumulate a position in Alexander & Alexander, a large insurance broker with a fine market position, but one which had stumbled in recent years. An infusion of capital several years ago from the American International Group and a new management team led by Frank Zarb (formerly with Primerica/Travelers) and Ed Kosnick were working hard to clean up the balance sheet, cut costs and improve the unprofitable parts of its business. However, before we established a full position, the Aon Group made a cash offer of $17.50 per share for the company which was accepted by the Board. Accordingly, in keeping with our general policy of selling to arbitrageurs rather than waiting for the final conclusion of a deal, we have sold our shares.

The Board of Federal-Mogul recently announced the appointment of Richard Snell as its new Chairman, President and Chief Executive Officer. Since 1993 Mr. Snell has been the President and Chief Executive Officer of Tenneco Automotive, best known for its Monroe and Walker brands. Over that time worldwide sales grew from $1.8 billion to nearly $3 billion. We anticipate that he will present his vision of the new Federal-Mogul to the investment community in early February. This will likely entail further streamlining measures to reduce the overall cost structure and a plan to grow revenues. Given his early comments that he believes the company's core competency lies in its engine parts business, it would not be surprising if he attempts to exit the foreign retail store business developed by his predecessor.

At year-end Corning Glass Works distributed shares in two of its businesses on a tax-free basis. The first, Quest Diagnostics, is its clinical labs business. This is being distributed on the basis of one new Quest share for each eight shares of Corning owned at year-end. The second, Covance, is Corning Pharmaceutical Services. It is being distributed on the basis of one Covance share for each four shares of Corning owned at year-end. Quest is a sizable business with revenues in excess of $1.6 billion and a good management team which operates in an extraordinarily difficult business and regulatory environment. Hence, profits will be modest. Covance, with an equally fine management team and revenues of close to $500 million, has great prospects, but seems fully valued in the marketplace. For the moment we are holding all three pieces.

BancTec, one of our largest holdings, seems positioned to do particularly well in 1997. BancTec is a worldwide systems integration services company specializing in automated applications for the banking, financial services, insurance, health care and government markets. BancTec's revenues amounted to roughly $550 million in 1996 and we expect the company earned roughly $1.75 per share. This year we anticipate earnings in the vicinity of $2.00 per share. We believe that the company will generate substantial excess cash and be in a position to widen its margins further in 1998 and beyond.

In October, Waban announced that it would spin off 100% of its BJ's Wholesale Club division on a share-for-share basis to stockholders. HomeBase, its west coast home improvement chain, will be the surviving entity and Waban will change its name to HomeBase. Pending shareholder approval and receipt of a tax-free ruling from the IRS, we will receive shares in two publicly traded companies. We estimate that the combined value ultimately should be in excess of $30 per share. It is anticipated that the transaction will take place this spring.

On December 31st shareholders of the Provident Companies and Paul Revere voted to merge. This transaction, which was restructured after an in-depth examination of Paul Revere's reserves (to the benefit of the Provident Companies), is scheduled to close as soon as permission is received from the insurance regulators of the Commonwealth of Massachusetts. We hope this will occur in the next few weeks. We expect the combined companies, with premium income of $2.3 billion, to show outstanding growth in the next several years.

Sunglass Hut, with estimated revenues in excess of $500 million, is the dominant specialty retailer of sunglasses, with over 2,000 locations worldwide. Wall Street, enamored by the company's very rapid sales growth, accorded it a market valuation of nearly $2 billion, or four times revenue. The shares, as recently as March of this year, traded at $36 per share. Subsequently management announced a slowing of retail sales and the stock plummeted by more than 80%. Clearly the valuation earlier in the year was unwarranted. However, we view the correction as excessive given the company's strong franchise and ability to generate free cash flow. Management also appears sound and should take the steps needed to refocus the company's efforts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Elsag Bailey is the second largest company in the process control industry. Elsag which has been built in recent years through a series of acquisitions including Bailey Controls, Fisher & Porter and Hartmann & Braun is expected to show revenues of roughly $1.8 billion in 1997. This amalgamation has not been without incident. High expectations for 1996 were dashed when new order rates were modestly below expectations and investors were further disquieted by a quarrel with the city of Detroit over a major contract for a water purification plant.

We think most of the growing pains are over and that Elsag Bailey will come to be viewed as a strong competitor in the worldwide engineering market with particular expertise in automation systems for electric utilities. It is now a worldwide competitor in scope, and financial management systems are in place to allow the company to be managed as an integrated business. In early 1996, at the time of the Hartmann & Braun acquisition, Finmeccanica infused capital into Elsag Bailey at $26.75 per share and at year-end the Italian automation arm was merged into Elsag Bailey on terms which were negotiated prior to the recent decline in the market.

Elsag Bailey's earning power was masked in 1996 by virtue of consolidation accounting. While expectations have been lowered, management is forecasting earnings in the vicinity of $2.00 per share for 1997, which, if achieved, will certainly lead to higher expectations in 1998 and beyond. While we recognize it is very difficult to forecast earnings for a company with major operations in the Far East, Europe (especially Germany) and the Americas, we nonetheless feel that Elsag Bailey's substantial assets and market position are undervalued by investors today.

Elsag Bailey is controlled by Finmeccanica which is majority-owned by the Italian government. There are rumors that Finmeccanica will be more fully privatized by the end of 1998, an event which we think will be viewed favorably by shareholders of Elsag Bailey.

Atlantic Realty, which we have discussed before, was spun out when RPS merged with Ramco-Gershenson. At the time of the distribution, management indicated that they expected the sale or liquidation of ATLRS within 18 months. This was conditioned upon settlement of several issues with the IRS. To date no settlement has been announced and we await events. In the interim, Atlantic Realty declared a dividend of $0.39 per share, payable January 21, 1997.

Our Fund has grown nicely in its first three years of existence. We lack, however, any formal marketing effort. As a result, the Fund has grown only through performance and word-of-mouth from our friends. We feel it would be advantageous for the Fund to continue to grow moderately, so we would welcome any and all inquiries from potential investors, large or small. Anyone interested is encouraged to call Cindy Jeran at (212) 830-5455 or either of us.

The Delafield Fund is now available through Charles Schwab's Mutual Fund Marketplace.

With very best wishes.

Sincerely,


\s\J. Dennis Delafield                            \s\Vincent Sellecchia

J. Dennis Delafield                               Vincent Sellecchia
Chairman                                          President
Tel. (212) 830-5454                               Tel. (212) 830-5456

P.S. The net asset value per share of the Fund is determined as of 4:00PM, New York City time on each Fund Business Day (as fully described on page 16 of the Fund Prospectus). In addition to the Fund's published NASDAQ listing, you may check its net asset value at any time by calling 1-800-221-3079 (or, 212-830-5220) to speak directly to a Fund representative during the normal business hours of 8:30AM - 5:30PM, NYC time. During off business hours, you may use the same 800 number (or, 212-830-5225) for a pre-recorded message. The new 3-digit number for The Delafield Fund is 819.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     CUMULATIVE TOTAL RETURN WITH INCOME*

                                                                                                Indices
                                                                                                -------
                                                                                                 S & P
                                                                     Delafield Fund**             500
                                                                     --------------              -----
 Quarter ended December 31, 1996                                           7.5%                   8.3%
 Year ended December 31, 1996                                             26.4                   23.0
 Inception, November 19, 1993 to December 31, 1996                        72.9                   73.3

                                  Annual Average Total Return with Income*


                                                                                                 S & P
                                                                     Delafield Fund**             500
                                                                     --------------              -----
 Three years ended December 31, 1996                                      19.3%                  19.7%
 Inception, November 19, 1993 to December 31, 1996                        19.2                   19.3


                                                 ASSET MIX


                                           12/31/95      3/31/96      6/30/96      9/30/96     12/31/96
                                           --------      -------      -------      -------     --------
 Equities                                    74.0%        72.7%        73.9%        78.0%        72.1%
 U.S. Government Obligations                  6.6         11.4         14.8         14.3         13.0
 Corporate Bonds                              2.6          1.9          1.8          1.7          1.6
 Cash Equivalents                            16.8         14.0          9.5          6.0         13.3
                                           --------      -------      -------      -------     --------
                                              100%         100%         100%         100%         100%


                                            TEN LARGEST HOLDINGS

                                                                                           % of Total
Company                                                                                     Portfolio
-------                                                                                     ---------
 BancTec, Inc.                                                                                  4.9%
 Federal-Mogul Corporation                                                                      3.6
 Conseco Inc.                                                                                   3.1
 Allegheny Teledyne Inc.                                                                        2.9
 Varian Associates Inc.                                                                         2.9
 Zurich Reinsurance Centre Holdings, Inc.                                                       2.8
 Polaroid Corporation                                                                           2.5
 Elsag Bailey Process Automation, N.V.                                                          2.3
 Great Lakes Chemical Corporation                                                               2.3
 AMETEK, Inc.                                                                                   2.3
                                                                                               ----
                                                                                               29.6%
                                                                                               ----

* The performance data quoted above represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the orginal cost.
** Delafield Performance is stated after fees.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Comparison of change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.

The Table below represents the omitted line graph which compares the change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.

INCEPTION            S&P 500        DELAFIELD
---------           ---------       ---------
11/19/93            10,000.00       10,000.00
12/31/93            10,112.00       10,170.00
03/31/94             9,728.76       10,060.16
06/30/94             9,769.62       10,360.96
09/30/94            10,247.35       10,892.48
12/31/94            10,245.30       10,738.90
03/31/95            11,243.19       11,805.27
06/30/95            12,316.92       12,349.49
09/30/95            13,296.11       13,075.64
12/31/95            14,096.54       13,679.74
03/31/96            14,853.52       14,571.66
06/30/96            15,520.45       15,565.44
09/30/96            16,000.03       16,080.66
12/31/96            17,334.43       17,283.49

The following table was embedded in the line graph represented above.

                                Average Annual Return
                       -------------------------------------------
                                                          Since
                         One Year       Five Year      11/19/1993
                       ------------   -------------    ------------
Delafield Fund, Inc.      26.35%           N/A             19.20%
S&P 500                   22.96%           N/A             19.30%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1996

================================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------               --------
Common Stocks (72.07%)
------------------------------------------------------------------------------------------------------------------
 Banking (1.16%)
 Mellon Bank Corporation                                                        10,000          $       710,000
                                                                                                ---------------

 Chemical (3.07%)
 Freeport McMoRan, Inc.                                                         15,000                  481,875
 Great Lakes Chemical Corporation                                               30,000                1,402,500
                                                                                                ---------------
                                                                                                      1,884,375
                                                                                                ---------------

 Consumer Products & Services (4.92%)
 Bush Industries Inc.                                                           50,000                  962,500
 O'Sullivan Industries Holdings*                                                38,000                  532,000
 Polaroid Corporation                                                           35,000                1,522,500
                                                                                                ---------------
                                                                                                      3,017,000
                                                                                                ---------------

 Energy (2.46%)
 ENSERCH Corporation                                                            36,500                  839,500
 McDermott International, Inc.                                                  40,000                  665,000
                                                                                                ---------------
                                                                                                      1,504,500
                                                                                                ---------------

 Food and Beverage (1.88%)
 Rykoff-Sexton Inc.                                                             72,700                1,154,113
                                                                                                ---------------

 Industrial Products (17.64%)
 AMETEK, Inc.                                                                   62,000                1,379,500
 Atchison Casting Corporation*                                                  39,200                  705,600
 Corning Inc.                                                                   10,000                  462,500
 Elsag Bailey Process Automation, N.V.*                                         75,000                1,406,250
 Federal-Mogul Corporation                                                     100,000                2,200,000
 Greif Brothers Corporation Class A                                             11,500                  324,875
 Navistar International Corporation*                                            70,000                  638,750
 Sheldahl Inc.*                                                                 35,000                  651,875
 Stimsonite Corporation*                                                        90,000                  542,813
 Varian Associates Inc.                                                         35,000                1,780,625
 Watts Industries Inc. Class A                                                  30,000                  716,250
                                                                                                ----------------
                                                                                                     10,809,038
                                                                                                ----------------

 Insurance (Life) (5.09%)
 Conseco Inc.                                                                   30,000                1,912,500
 Provident Companies Inc.                                                       25,000                1,209,375
                                                                                                ----------------
                                                                                                      3,121,875
                                                                                                ----------------



--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------




================================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------               --------
 Common Stocks (Continued)
-------------------------------------------------------------------------------------------------------------------
 Insurance (Property/Casualty) (4.64%)
 Highlands Insurance Group*                                                     25,000          $       506,250
 Home State Holdings Inc.*                                                     120,000                  900,000
 Orion Capital Corporation                                                      15,000                  916,875
 20th Century Industries                                                        30,700                  518,062
                                                                                                ---------------
                                                                                                      2,841,187
                                                                                                ---------------

 Insurance (Reinsurance) (4.22%)
 Risk Capital Holding Inc.*                                                     45,000                  866,250
 Zurich Reinsurance Centre Holdings, Inc.                                       55,000                1,718,750
                                                                                                ---------------
                                                                                                      2,585,000
                                                                                                ---------------

 Metals/Mining (3.86%)
 Allegheny Teledyne Inc.                                                        78,000                1,794,000
 Armco Inc.*                                                                   138,000                  569,250
                                                                                                ---------------
                                                                                                      2,363,250
                                                                                                ---------------

 Office Equipment (5.21%)
 BancTec, Inc.*                                                                145,000                2,990,625
 Wang Laboratories, Inc.*                                                       10,000                  203,750
                                                                                                ---------------
                                                                                                      3,194,375
                                                                                                ---------------

 Real Estate (3.56%)
 Atlantic Realty Trust                                                          21,875                  221,484
 Kimco Realty Corporation                                                       35,000                1,220,625
 Ramco-Gershenson Properties Trust                                              43,750                  738,281
                                                                                                ---------------
                                                                                                      2,180,390
                                                                                                ---------------
 Retail (5.64%)
 The Limited, Inc.                                                              52,214                  959,432
 Sunglass Hut International, Inc.*                                             165,000                1,196,250
 Waban Inc.*                                                                    50,000                1,300,000
                                                                                                ---------------
                                                                                                      3,455,682
                                                                                                ---------------

 Textile/Apparel (4.50%)
 Burlington Industries Inc.*                                                    40,000                  440,000
 Delta Woodside Industries Inc.                                                210,000                1,338,750
 Farah Inc.*                                                                   126,000                  976,500
                                                                                                ---------------
                                                                                                      2,755,250
                                                                                                ---------------

 Miscellaneous (4.22%)
 Florida East Coast Industries                                                  13,000                1,135,875
 Gilbert Associates, Inc.                                                       74,700                1,045,800
 White River Corporation*                                                        7,400                  403,300
                                                                                                ---------------
                                                                                                      2,584,975
                                                                                                ---------------
 Total Common Stocks (Cost $36,922,152)                                                              44,161,010
                                                                                                ---------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1996

================================================================================

                                                                                 Face                  Value
                                                                                Amount               (Note 1)
                                                                                ------               --------
 Corporate Bonds (1.61%)
 -------------------------------------------------------------------------------------------------------------------
 Industrial Products (0.35%)
 AMETEK, Inc. 9.750% debentures, due 03/15/2004                                   200,000       $       214,250
                                                                                                 --------------

 Insurance (Life) (0.22%)
 PennCorp Financial Group 9.250%, due 12/15/2003                                  125,000               132,500
                                                                                                 --------------

 Miscellaneous (1.04%)
 American Annuity Group Senior Notes, 9.500%, due 08/15/2001                      600,000               637,500
                                                                                                 --------------

 Total Corporate Bond (Cost $925,178)                                                                   984,250
                                                                                                 --------------
 U.S. Government Obligations (13.04%)
 -------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Note, 5.500%, due 07/31/97                                      $8,000,000             7,992,504
                                                                                                 --------------
 Total U.S. Government Obligations (Cost $7,999,127)                                                  7,992,504
                                                                                                 --------------
 Short-Term Investments (12.84%)
 Repurchase Agreements (12.84%)
 -------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Securities Inc., 6.65%, due 01/02/97
 (Collateralized by $6,120,000
 U.S. Treasury Note, 10.375%, due 11/15/12)                                    $7,871,000             7,871,000
                                                                                                 --------------
 Total Short-Term Investments (Cost $7,871,000)                                                       7,871,000
                                                                                                 --------------
 Total Investments (99.56%) (Cost $53,717,457+)                                                      61,008,764
 Cash and Other Assets, net of liabilities (0.44%)                                                      270,668
                                                                                                 --------------
 Net Assets (100.00%), 4,542,193 shares outstanding (Note 3)                                    $    61,279,432
                                                                                                 ==============
 Net asset value, offering and redemption price per share                                       $         13.49
                                                                                                 ==============




*    Non-income producing.
+ Aggregate cost for federal income tax purposes is $53,722,265. Aggregate unrealized appreciation and depreciation, based on cost for Federal income tax purposes, are $7,775,676 and $489,177, respectively.



--------------------------------------------------------------------------------
                       See Notes to Financial Statements

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

================================================================================

INVESTMENT INCOME
 Income:
     Interest.......................................................................     $        754,510
     Dividends......................................................................              532,168
                                                                                           --------------
        Total income................................................................            1,286,678
                                                                                           --------------
 Expenses: (Note 2)
     Investment management fee......................................................              419,025
     Administration fee.............................................................              109,994
     Shareholder servicing fee......................................................              130,945
     Custodian expenses.............................................................               10,598
     Shareholder servicing and related shareholder expenses.........................               41,605
     Legal, compliance and filing fees..............................................               12,583
     Audit and accounting...........................................................               38,068
     Directors' fees and expenses...................................................                6,924
     Amortization of organization costs.............................................                8,718
     Other..........................................................................                1,584
                                                                                           --------------
        Total expenses..............................................................              780,044
        Less:
        Fees waived.................................................................      (       106,606)
        Expenses paid indirectly....................................................      (         3,314)
                                                                                           --------------
        Net expenses................................................................              670,124
                                                                                           --------------
        Net investment income.......................................................              616,554
                                                                                           --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss) on investments............................................            7,345,183
 Net change in unrealized appreciation (depreciation) of investments................            4,380,986
                                                                                           --------------
         Net gain (loss) on investments.............................................           11,726,169
                                                                                           --------------
 Increase (decrease) in net assets from operations..................................      $    12,342,723
                                                                                           ==============


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================



                                                                                 Year                Period from
                                                                                 Ended           October 1, 1995 to
                                                                           December 31, 1996      December 31, 1995
                                                                           -----------------      -----------------

INCREASE (DECREASE) IN NET ASSETS

 Operations:

  Net investment income.................................................... $      616,554         $      170,368

  Net realized gain on investments.........................................      7,345,183                630,148

  Net change in unrealized appreciation (depreciation) ....................      4,380,986              1,216,404
                                                                             -------------          -------------

    Increase (decrease) in net assets from operations......................     12,342,723              2,016,920

 Distributions from:

  Net investment income.................................................... (      616,554)        (      179,845)

  Net realized gain on investments......................................... (    7,293,283)        (      643,645)

  In excess of net realized gain........................................... (       --    )        (       51,900)

  Return of capital........................................................ (          516)        (        8,609)

 Capital share transactions (Note 3).......................................     11,117,028              2,280,846
                                                                             -------------          --------------

    Total increase (decrease)..............................................     15,549,398              3,413,767

 Net Assets:

  Beginning of period......................................................     45,730,034             42,316,267
                                                                             -------------          --------------

  End of period............................................................ $   61,279,432         $   45,730,034
                                                                             =============          ==============











--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================


1. Summary of Accounting Policies

Delafield Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to seek long-term preservation of capital and growth of capital by investing primarily in equity securities of domestic companies. Effective October 1, 1995 the Fund changed its fiscal year end to December 31. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -
     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -
     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

2. Investment Management Fees and Other Transactions with Affiliates
Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. (the "Manager") equal to .80% of the Fund's average daily net assets.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================

2. Investment Management Fees and Other Transactions with Affiliates

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets.

Pursuant to a Distribution Plan adopted under Securities Exchange Commission Rule 12b-1, the Fund and Reich & Tang Distributors L.P. (the Distributor) have entered into a Distribution Agreement and a Shareholder Servicing Agreement. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund an annual fee equal to .25% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Distribution Plan.

During the year ended December 31, 1996, the Distributor voluntarily waived shareholder servicing fees of $106,606.

Brokerage commissions paid during the period to the Distributor amounted to $48,305.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $1,500 per annum plus $250 per meeting attended.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $18,334 paid to Reich & Tang Services L.P., an affiliate of the Manager as servicing agent for the Fund.

Included in the Statement of Operations under the captions "Custodian expenses" and "Shareholder servicing and related shareholder expenses" are expense offsets of $3,314.

3. Capital Stock

At December 31, 1996, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $53,992,933. Transactions in capital stock were as follows:

                                                            Year Ended                         Period Ended
                                                         December 31, 1996                   December 31, 1995
                                                     -------------------------           -------------------------
                                                       Shares         Amount               Shares         Amount
                                                     ----------    -----------           ----------    -----------
 Sold........................................          486,042     $ 6,686,946             221,341     $ 2,650,363
 Issued on reinvestment of dividends.........          584,374       7,889,402              71,878         881,282
 Redeemed....................................       (  259,075)    ( 3,459,320)         (  103,911)    ( 1,250,799)
                                                     ---------      ----------           ---------      ----------
 Net increase (decrease).....................          811,341     $11,117,028             189,308     $ 2,280,846
                                                     =========      ==========           =========      ==========

4. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $33,969,114 and $35,368,125 respectively.






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




================================================================================

5. Selected Financial Information

                                                 Year             Period from             Year          November 19, 1993
                                                Ended          October 1, 1995 to        Ended           (Inception) to
                                           December 31, 1996   December 31, 1995   September 30, 1995   September 30, 1994
                                           -----------------   -----------------   ------------------   ------------------
 Per Share Operating Performance:
 (for a share outstanding throughout the period)
 Net asset value, beginning of period........  $   12.26         $    11.95           $    10.82           $   10.00
                                               ---------         ----------           ----------           ---------
 Income from investment operations:
     Net investment income...................        .16                .05                  .13                 .07
     Net realized and unrealized
       gains (losses) on investments.........       3.07                .50                 1.99                 .82
                                               ---------         ----------           ----------           ----------
 Total from investment operations............       3.23                .55                 2.12                 .89
                                               ---------         ----------           ----------           ----------
 Less distributions:
     Dividends from net investment income....  (     .16)        (      .05)          (      .13)          (     .07)
     Distributions from net
       realized gains on investments.........  (    1.84)        (      .18)          (      .86)               --
     In excess of net realized gain..........      --            (      .01)                --                  --
                                               ---------         ----------           ----------           ----------
 Total distributions.........................  (    2.00)        (      .24)          (      .99)          (     .07)
                                               ---------         ----------           ----------           ----------
 Net asset value, end of period..............  $   13.49         $    12.26           $    11.95           $   10.82
                                               =========         ==========           ==========           ==========
 Total Return................................      26.35%              4.62%(a)            20.05%               8.93%(a)
                                               =========         ==========           ==========           ==========
 Ratios/Supplemental Data
 Net assets, end of period (000).............  $  61,279         $   45,730           $   42,316           $    9,658
 Ratios to average net assets:
     Expenses................................       1.29%(b)(d)        1.67%*(b)(d)         1.65%(b)            1.78%*(b)
     Net investment income...................       1.18%(b)           1.57%*(b)            1.35%(b)            0.96%*(b)
 Portfolio turnover rate.....................      75.54              20.49                 70.36              42.84
 Average commission rate paid (per share)....  $     .0378(c)    $      .0343(c)           --                   --

  *  Annualized
(a)  Not Annualized

(b) Net of investment management, administration and shareholder servicing fees waived equivalent to .20%, .20%, .71% and 1.12%, respectively, of average net assets.

(c)  Required by regulations issued in 1995.

(d)  Includes   expenses   paid   indirectly,   equivalent  to  .01%  and  .07%,
     respectively, of average net assets.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
INDEPENDENT AUDITOR'S REPORT

================================================================================



The Board of Directors and Shareholders
Delafield Fund, Inc.



We have audited the accompanying statement of net assets of Delafield Fund, Inc. as of December 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from October 1, 1995 to December 31, 1995, and the selected financial information for the periods indicated in the accompanying financial statements. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Delafield Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



                                                   \s\McGladrey & Pullen, LLP






New York, New York
February 10, 1997


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





DELAFIELD
FUND, INC.








                                  Annual Report
                                December 31, 1996








--------------------------------------------------------------------------------

-----------------------------------------------------
This   report   is   submitted   for   the   general
information of the  shareholders  of the Fund. It is
not  authorized  for   distribution  to  prospective
investors   in   the   Fund   unless   preceded   or
accompanied  by  an  effective   prospectus,   which
includes    information    regarding    the   Fund's
objectives   and   policies,   experience   of   its
management,   marketability  of  shares,  and  other
information.
-----------------------------------------------------
Delafield Fund, Inc.

     600 Fifth Avenue
     New York, New York 10020

Manager

     Reich & Tang Asset Management, L.P.
     600 Fifth Avenue
     New York, New York 10020

Custodian

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri 64105

Transfer Agent

     Reich & Tang Services L.P.
     600 Fifth Avenue
     New York, New York 10020




--------------------------------------------------------------------------------